Related Party Transactions	12 Months Ended
Dec. 31, 2018
Disclosure Of Transactions Between Related Parties [Abstract]
Related Party Transactions
23.	RELATED PARTY TRANSACTIONS

The Company’s related parties include key management personnel and any transactions with such parties for goods and/or services that are made on regular commercial terms. During the years ended December 31, 2018 and 2017, the Company did not enter into any transactions with related parties outside of compensation to key management personnel as disclosed below.

Key management are those personnel having the authority and responsibility for planning, directing, and controlling the Company. Salaries and benefits, bonuses, share-based payments, and termination benefits are included in corporate and administrative expenses.

Key management compensation includes:

Years ended December 31,
	2018	2017
Salaries and benefits	$1,136	$1,065
Bonuses	100	387
Share-based payments	328	476
Termination benefits	470	385
	$2,034	$2,313